                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 14, 2001



                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



       Delaware                       1-5231                     36-2361282
(State of Incorporation)       (Commission File No.)            (IRS Employer
                                                             Identification No.)



                              One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                 (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)
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Item 5. Other Events
--------------------

On March 14, 2001, McDonald's Corporation (the "Company") issued a press release announcing the Company's first quarter 2001 update. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c) Exhibits:
    ---------

    99    Press Release dated March 14, 2001 -- McDonald's First Quarter 2001
          Update
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     McDONALD'S CORPORATION

                                     (Registrant)



Date: March 19, 2001                 By:  /s/ Michael L. Conley
                                          --------------------------------
                                          Michael L. Conley
                                          Executive Vice President and
                                          Chief Financial Officer



                                 Exhibit Index

Exhibit No.
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99          News Release of McDonald's Corporation issued March 14, 2001:
            McDonald's First Quarter 2001 Update